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                       AIM VARIABLE INSURANCE FUNDS, INC.

                         AIM V.I. GROWTH AND INCOME FUND

                        Supplement dated February 3, 1998
                       to the Prospectus dated May 1, 1997


         Brant H. DeMuth has been added as a portfolio manager responsible for the day-to-day management of the AIM V.I. Growth and Income Fund (the "Fund"). Mr. DeMuth has been responsible for the Fund since January 1998. Mr. DeMuth has been associated with AIM and/or its subsidiaries since 1996 and has been an investment professional since 1987. Prior to joining AIM, Mr. DeMuth was a portfolio manager for the Colorado Public Employee Retirement Association from 1992 to 1996.